Exhibit 10.4

Pursuant to 17 CFR 240.24-b, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange

Commission pursuant to a Confidential Treatment Application filed with the

Commission

Statement of Work #

Mininet Campaign testing Phase

1. INTRODUCTION

This Statement of Work # (“SOW”) is made this      day of December 2008 by and between Elektrobit Inc. (“Elektrobit” or “EB”) and TerreStar Network Inc. (“TerreStar” or “TNS”) for the PDA reference phone testing against the Mininet system, and is covered by Master Development and Licensing Agreement between Elektrobit and TerreStar dated August 10, 2007, as amendment (“Agreement”).

2. REFERENCES

[1] Starbase AS-NAS 5bcd Integration Camp Test Specification.doc

[2] Stargate Mininet Campaign RF&HW Test Plan.doc

[3] Stargate Mininet Campaign Application Level Test Specification.doc

3. PROJECT OVERVIEW

At the time of writing this SOW, the Satellite launch is scheduled to June 2009. Considering options for system testing, TSN chose the Mininet to be used for PDA reference phone system level testing in satellite mode. The primary goal in this testing is to verify terminal operation in satellite mode and gather design feedback for next FF#1.3 build.

The main objectives of this SOW are divided to the following work packages:

WP1- Repeating modem tests with Physical layer SW, without SAT delay conditions ([***])

[***]

WP2- FF#1.2 HW/RF testing, without SAT delay conditions ([***]

[***]

WP3- Repeating tests with Physical layer SW, with SAT delay conditions ([***]0

[***]

WP4- Application Level Testing and speech quality measurement ([***])

[***]

[***]

WP5- On-site support and link person for Hughes Network System team ([***])

[***]

4. PERIOD OF PERFORMANCE

Based on the planned schedule this work will extend for a period of approximately [***] months, starting [***] and ending [***].

5. SCHEDULE

The following table includes the target schedule for Mininet Campaign testing activities.

[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

6. TERRESTAR FURNISHED ITEMS

The following table list Terrestar Furnished Items to Elektrobit which originate from Program Parties or 3rd Parties.

Mininet Campaign Terrestar Furnished Items:

[***]

7. EB DELIVERABLES

The following list represents Elektrobit deliverables. The Deliverables are based on inputs from other Program Parties and EB activities during Mininet Campaign.

EB deliverables:

[***]

8. PROJECT DEPENDENCIES AND ASSUMPTIONS

The following table lists some but not all of the Mininet Campaign dependencies and assumptions during the milestones M0-M4. These inputs will work as enablers for EB work and have an effect on the schedule, cost and quality of EB support. Dependencies are indicated a D and Assumptions with an A.

Item #	Category	Description
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

9. PLACE OF PERFORMANCE AND DELIVERY TERMS

EB will perform the work on [***] premises in [***] and in [***].

10. ACCEPTANCE OF DELIVERABLES

As set forth in section 7 of the agreement, TSN will notify EB of its acceptance or rejection of the deliverables within the thirty (30) day Acceptance period. See the schedule in section 5 in this SOW.

11. PRICING AND PAYMENTS

The services under this SOW will be performed on time and material basis including materials, travel and other expenses.

•	Travel and accommodation expenses shall be authorized by Terrestar Networks in advance. Expenses will be invoiced to Terrestar Networks at Elektrobit’s actual costs plus a 8% administrative fee.

Billing, payment and other terms and conditions shall be according to Agreement.

The not-to-exceed amount for the services and expenses are as follows. Exceeding these amounts requires written approval from TerreStar Networks:

Description	Total
[***]
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]

Not to exceed sum		$1,212,810

11.1. Invoicing

EB may invoice TSN once per month, as set forth in Section 2.1.4 of the Agreement.

11.2. Payment

TSN will pay all undisputed amounts with in thirty (30) days of receipt of EB’s invoice, as set in section 2.1.4 of the Agreement

12. CONSULTANT MANAGEMENT AND THIRD PARTY COORDINATION

TSN and EB shall each appoint individuals who shall together serve as the Consultant Steering Group. The Consultant Steering Group will be called upon to resolve any issue in day-to-day aspects of the support effort.

Items that can not be addressed or decided in the Consultant Steering Group will taken to TerreStar for decisions.

TSN is responsible for coordinating between EB and Hughes. In the event that a dispute arises between EB and Hughes, TSN will provide the final resolution to any such dispute with respect to EB’s course of action, and EB agrees to be bound by TSN’s decision.

13. CONSULTANT STEERING GROUP

	TerreStar		EB		Hughes
Name	Technical	Business	Technical	Business	Technical	Business
			[***]	[***]

14. INTELLECTUAL PROPERTY RIGHTS

Ownership and license rights for any EB deliverables provided under this SOW are covered by Section 6 (Ownership of Work Product) of the Agreement

IN WITNESS WHEROF the parties here to have caused this Statement of Work to be executed by their respective duly authorizes representatives as of the last date written below (the “Effective Date”)

TerreStar Networks Inc.		Elektrobit, Inc.

By:	/s/ Jeffrey W. Epstein	By:	/s/ Vesa Raudaskoski
Name:	Jeffrey W. Epstein	Name:	Vesa Raudaskoski
Title:	President	Title:	President
Date:	December 23, 2008	Date:	January 2, 2009